THIRD AMENDMENT TO AMENDED AND
                         RESTATED REVOLVING CREDIT AGREEMENT
                        AND REQUEST FOR RELEASE OF COLLATERAL


               This THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Third Amendment") is entered into as of October 24, 1997, among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the several financial institutions party to this Third Amendment (collectively, the "Banks"; individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

               WHEREAS, the Company, the Banks, and the Agent are parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 28, 1997 (as previously amended by First Amendment to Amended and Restated Revolving Credit Agreement entered into as of March 14, 1997, and Second Amendment to Amended and Restated Revolving Credit Agreement entered into as of April 30, 1997, the "Credit Agreement"); and

               WHEREAS, the Company has requested that the Agent and the Banks amend the Credit Agreement to (i) modify certain provisions relating to the refinancing of a portion of the LPD-17 Expenditures and the corresponding Commitment reduction, prepayment and release of certain Collateral; and (ii) modify the provisions regarding dividends and related matters, in each case as provided herein; and

               WHEREAS,  the  Agent and the Banks are willing to so  modify
          the  Credit  Agreement,   upon  the  terms  and  subject  to  the
          conditions hereinafter set forth;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agrees as follows:

              SECTION 1.  Amendments to the Credit Agreement.
                          ----------------------------------

                   (a) The reference in Section 2.3 of the Credit Agreement to "$50,000,000" is amended to read "$65,000,000".

                   (b) The clause "other than the liens created by the 900 Foot Floating Drydock Mortgage," appearing immediately prior to the proviso in the first sentence of Subsection 2.18(a) of the Credit Agreement is deleted therefrom.

                   (c) The clause "a preferred ship mortgage covering the Avondale Drydock (substantially in the form of the 900 Foot
          Floating Drydock Mortgage, with such revisions as may be requested by the Agent or the Required Banks), along with such MARAD and other consents and related documentation as may be required by the Agent and the Required Banks in connection therewith," is inserted after the word "deliver" and before the word "Security" in subpart (i) of the second sentence of Subsection 2.18(b) of the Credit Agreement.

                   (d) The reference in Section 6.12 of the Credit Agreement to "$50,000,000" is amended to read "$65,000,000".

                   (e) Section 7.6 of the Credit Agreement is amended by deleting clause (ii) thereof and substituting the following clauses (ii) and (iii) in lieu thereof:

                      (ii) so long as no Default or Event of Default shall have occurred and be continuing, the Company may pay cash dividends on its capital stock and make payments for the purchase or redemption of shares of its common stock during any Dividend Calculation Period in an aggregate amount not to exceed (A) 40% of Consolidated Net Income for such Dividend Calculation Period minus (B) the aggregate amount of all cash dividends paid by the Company and the amount paid by the Company for purchases and redemptions pursuant to this clause (ii) during such Dividend Calculation Period, and (iii) in addition to purchases and redemptions permitted pursuant to clause (ii) of this Section 7.6, and so long as no Default or Event of Default has occurred and is continuing, the Company may purchase or redeem shares of its common stock, provided that during the period commencing on the Effective Date (April 30, 1997) through the Expiration Date, the aggregate number of shares of common stock purchased or redeemed by the Company pursuant to this clause (iii) may not exceed 1,500,000 and the aggregate amount paid by the Company on account of such purchases or redemptions may not exceed $50,000,000.00. As used in this Section 7.6, "Dividend Calculation Period" shall mean, as of the last day of each of the Company's fiscal quarters, the four fiscal quarter period ending on such day.

                   (f) Schedule I to the Credit Agreement is hereby deleted and Schedule I attached hereto is substituted therefor.

              SECTION 2. Representations and Warranties.
                         ------------------------------
          The Company represents and warrants to the Agent and to each of the Banks that:

                   (a) This Third Amendment and the Credit Agreement as amended hereby, (i) have been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity), within the Company's and the Subsidiary Guarantors' corporate powers, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iii) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction, or of the charter documents of the Company or any Subsidiary Guarantor, or of any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company or any Subsidiary Guarantor is a party or by which the Company or any Subsidiary Guarantor or any of their assets are bound, and (iv) will not result in the creation or imposition of any Lien upon any asset of the Company or any Subsidiary Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which it or any of its assets may be bound or affected.

                   (b)   The  representations  and  warranties set forth in
          Section IV of the Credit Agreement are true and correct in all material respects before and after giving effect to this Third Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                   (c) As of the date hereof, at the time of and immediately after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

                   (d) As of the date hereof, at the time of and immediately after giving effect to this Third Amendment, no events or conditions have occurred or exist which, individually or in the aggregate, have had, or could reasonably be expected to have, a Material Adverse Effect, and no litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable possibility of an adverse decision which would result in a Material Adverse Effect.

              SECTION 3. Certain Covenants.
                          -----------------
          The Company hereby agrees to deliver to the Agent the following:

                        (a) no later than October 28, 1997: (i) certified copies of all corporate action taken by the Company and each of the Subsidiary Guarantors to authorize the execution, delivery and performance of this Third Amendment and any other documents required or contemplated hereunder, and (ii) a certificate of incumbency with respect to the officers of the Company and each of the Subsidiary Guarantors authorized and directed to execute and deliver this Third Amendment and the Consents attached hereto; and

                        (b) no later than November 4, 1997:  copies of
               all documents and instruments executed and delivered in connection with the refinancing of the LPD-17 Expenditures in accordance with Section 2.18(a) of the Credit Agreement.

              SECTION 4. Conditions of Effectiveness.
                         ---------------------------
          This Third Amendment shall be effective on the date (the "Effective Date") of the delivery by the Company to the Agent of the following: (a) this Third Amendment, signed by the Company, each of the Subsidiary Guarantors, the Agent and each of the Banks; and (b) the fees and expenses payable to the Agent pursuant to Section 10.5 of the Credit Agreement, in connection with this Third Amendment.

              SECTION 5. Effect of  Amendment.
                         --------------------
          This Third Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and
          (ii) shall not prejudice any right or rights which the Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this Third Amendment. Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, subject to and in accordance with the terms thereof, and that this Third Amendment and such Credit Agreement shall be read and construed as one instrument.

              SECTION 6. Miscellaneous.
                         -------------
          This Third Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of
          Illinois. The captions in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Third Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.

              SECTION 7.  Request  for  Release  of  Collateral; Consent of
                          -------------------------------------------------
                          Banks.
                          -----

                   (a)  Pursuant to Section 2.18 of  the  Credit  Agreement
          as amended pursuant hereto, the Company hereby requests that the Agent release the liens and other security (but not the Subsidiary Guarantees) securing the Obligations, at the Company's expense, and, in connection therewith and as an inducement thereto, hereby represents and warrants to the Agent and the Banks that (a) the Company has refinanced a sufficient amount of the LPD-17 Expenditures directly funded with the Line of Credit to reduce the Line of Credit to an amount not to exceed $65,000,000; (b) the material terms of such refinancing are summarized in Exhibit A attached hereto; (c) the amount of the Commitments has reduced automatically, permanently and pro rata among the Banks to an aggregate amount equal to $65,000,000 and the Company has prepaid the outstanding principal amount of the Loans by an amount equal to the excess, if any, of (i) the aggregate amount of Loans outstanding plus the aggregate amount of Letter of Credit Outstandings over (ii) the Line of Credit (after giving effect to such reduction in the Commitments); and (d) no Default or Event of Default has occurred and is continuing.

                   (b) The Banks consent to the Company's request for release of collateral set forth in Section 7(a) of this Third Amendment, and hereby direct the Agent to execute and deliver a Global Release Agreement in substantially the form set out in Exhibit B attached to this Third Amendment, and to execute and deliver such UCC termination statements, release of liens and other instruments as may be necessary to release and terminate the liens and security interests securing the Obligations. Pursuant to Section 6.12 and clause (v) of Section 7.13 of the Credit Agreement, the Agent and each Bank acknowledges that the terms of the LPD-17 Refinancing Indebtedness are satisfactory to it.

                      [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

               NO  ORAL  AGREEMENTS.   THE  CREDIT AGREEMENT (AS AMENDED BY
          THIS THIRD AMENDMENT) AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.


                                            AVONDALE INDUSTRIES, INC.


                                            By    /s/ Eugene K. Simon, Jr.
                                                  ------------------------
                                            Name:     Eugene K. Simon, Jr.
                                            Title:    V. P. - Finance



                    [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as
                                            Agent


                                            By    /s/ Janice Hammond
                                                  ------------------
                                            Name:     Janice Hammond
                                            Title:    Vice President
                                                      Agency Specialist


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            successor to Bank of America
                                            Illinois, as a Bank


                                            By    /s/ Gina M. West
                                                  ----------------
                                            Name:     Gina M. West
                                            Title:    Vice President




                    [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                            WHITNEY NATIONAL BANK


                                            By:    /s/ Brigette L. Duhe
                                                   --------------------
                                            Name:      Brigette L. Duhe
                                            Title:     Banking Officer



                    [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                            ABN-AMRO BANK, N.V.


                                            By:    /s/ David P. Orr
                                                   ----------------
                                            Name:      David P. Orr
                                            Title:     Vice President


                                            By:    /s/ Lila Jordan
                                                   ---------------
                                            Name:      Lila Jordan
                                            Title:     Vice President



                    [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                            FIRST NATIONAL BANK OF COMMERCE


                                            By:    /s/ David Kocen
                                                   ---------------
                                            Name:      David Kocen
                                            Title:     Banking Officer

          Attachments:

          Schedule I -Commitments

          Exhibit A -Summary of Material Terms of LPD-17 Refinancing
                     Indebtedness
          Exhibit B -Form of Global Release

          Consents of Guarantors:
                    Avondale Gulfport Marine, Inc.
                    Avondale Technical Services, Inc.
                    Crawford Technical Services, Inc.
                    Genco Industries, Inc.
                    Avondale Properties, Inc.
                    Avondale Land Management Company

                                          SCHEDULE I

                                          COMMITMENTS


           Bank of America National Trust and
           Savings Association                  $23,705,882.35  36.470588%

           Whitney National Bank                $18,352,941.18  28.235294%

           ABN-AMRO Bank, N.V.                  $11,470,588.24  17.647059%

           First National Bank of Commerce      $11,470,588.24  17.647059%
                                                -------------- ------------
                                                $65,000,000.00 100.0000000%
                                                ============== ============

                                      EXHIBIT A

            Summary of Material Terms of LPD-17 Refinancing Indebtedness
            ------------------------------------------------------------

                                    See attached
                    "EXHIBIT "A"

                            Summary of LPD-17 Refinancing
                            -----------------------------

                                BACKGROUND INFORMATION

               In March, 1997, Avondale acquired the property on which the UNO/Avondale Maritime Technology Center of Excellence (the "Technology Center") will be located. On May 16, 1997, Avondale entered into a Cooperative Endeavor Agreement (the "Cooperative Endeavor Agreement") with the State of Louisiana (the "State"), the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, acting on behalf of the University of New Orleans (the "Board"), and University of New Orleans Research and Technology Foundation, Inc. (the "Foundation"). Under the Cooperative Endeavor Agreement, the State made a non-binding commitment to appropriate $40,000,000, plus interest, in installments over the period from September, 1997 through September, 2008 for donation to the Foundation for purposes of funding the Technology Center.

               At essentially the same time:

               1. Avondale donated the property where the Technology Center will be located to the Board, acting on behalf of the University of New Orleans.

               2. The Board in turn leased the undeveloped property to the Foundation through a ground lease.

               3.  The Foundation  subleased  the  property,  including the
               proposed   Technology  Center  to  be  constructed  by   the
               Foundation, to Avondale.

               4. Avondale entered into a second tier sublease in favor of the Board, on behalf of the University of New Orleans, for use of space in the Technology Center by the University of New Orleans' naval architecture program.

               As a result of these transactions, the Foundation is the nominal borrower on all indebtedness incurred to construct and to equip the Technology Center. Avondale and the Foundation intend, however, that appropriations by the State under the Cooperative Endeavor Agreement will service the Foundation's debt. If the State's appropriations are insufficient, Avondale will be ultimately responsible for making up the shortfall. In June, 1997, the State appropriated $3.75 million and donated this amount to the Foundation in accordance with the Cooperative Endeavor Agreement.

                                 FINANCING STRUCTURE

               Avondale and the Foundation established two separate financing facilities for the construction and equipping of the Technology Center, the first of which (the "Equipment Lease Facility") is with Interlease ("Interlease"), and the second of which (the "Building Loan Facility") is with Whitney National Bank ("Whitney") and First National Bank of Commerce of New Orleans ("FNBC").

                A. The Equipment Lease Facility.
                --------------------------------

               The Equipment Lease Facility is a relatively standard equipment leasing arrangement between Interlease, as the financing lessor, and the Foundation, as lessee, pursuant to which the Foundation will lease from Interlease most of the computer equipment necessary to furnish the Technology Center. Under the Equipment Lease Facility, the Foundation may lease up to $14,000,000 in computer equipment and related accessories, with each leased item to be subject, at the Foundation's option, to a 3, 4 or 5 year term. Lease payments include an interest component which varies with the lease term. Lease payments are made once annually, and the Equipment Lease Facility requires the cost of each item of leased equipment to be fully amortized over the lease term. Upon expiration of the lease term for any item, the Foundation may purchase such item for $1.

               Avondale has fully and unconditionally guaranteed the Foundation's payment and performance obligations under the Equipment Lease Facility. The Avondale guaranty is unsecured. The Avondale guaranty contains a waiver of subrogation rights by Avondale and an agreement to waive any rights of contribution or indemnity which Avondale may have against the Foundation.

               In the event of a default under the Equipment Lease Facility, Interlease is entitled to exercise the usual range of equipment lease remedies, including the right to repossess the leased equipment and to enforce the Avondale guaranty. Avondale does not have any extraordinary cure rights (such as an additional grace period in which to cure a lease default) but should be entitled, as guarantor, to cure a lease default subject to the same time limitations and conditions that apply to the Foundation as lessee.

                B.  The Building Loan Facility.
                -------------------------------

               Avondale and the Foundation financed the remainder of the Technology Center through the Building Loan Facility with Whitney and FNBC. The Building Loan Facility is governed by a Loan Agreement dated as of August 14, 1997 among the Foundation, Avondale, Whitney, and FNBC (the "Loan
               Agreement"). The Foundation has the right to borrow up to $26,000,000 under the Loan Agreement's line of credit for purposes of constructing and equipping the Technology Center, with such debt to be secured by (a) a leasehold mortgage on the Foundation's lease on the land underlying the Technology Center, (b) an assignment of the construction contract between the Foundation and the general contractor,
               (c) a security interest in the Foundation's equipment, fixtures, general intangibles, and other items of movable property located at the Technology Center, and (d) an unconditional, unsecured guaranty by Avondale.

               The Building Loan Facility bears interest at the rate of 7.30% per annum and is payable in annual installments due on each September 1, commencing September 1, 1997 and ending on September 1, 2006. The installments are in unequal amounts.

               Whitney and FNBC have the usual remedies in the event of a default by the Foundation, including foreclosure on the leasehold mortgage, execution upon the movable property subject to the Foundation's security agreement, and enforcement of the Avondale guaranty.

               The Avondale guaranty prohibits Avondale's exercise of any subrogation rights until the Building Loan Facility has been paid in full. Avondale is entitled to receive any acceleration notice delivered to the Foundation but is generally not entitled to any extraordinary cure rights (such as longer cure periods).

                    AVONDALE'S RIGHT TO USE THE TECHNOLOGY CENTER

               Avondale's right to use the Technology Center derives from its sublease from the Foundation which in turn derives its rights to use the Technology Center from the Foundation's ground lease with the Board. Avondale's sublease, which has a term of 50 years, requires an annual rental payment of $100,000 (which is subject to an offset in favor of Avondale if Avondale is required to make payments on its guaranties of the Foundation's debt). The sublease also passes on to Avondale all requirements imposed on the Foundation under its ground lease with the Board. The sublease includes an intervention by the Board, as the ultimate lessor, consenting to the sublease and permitting Avondale a 30 day period in which to cure any default by the Foundation under the ground lease. Avondale will lose its rights under the sublease following a default thereunder or under the ground lease, which, in each instance, is not cured within the applicable cure period.

                                      EXHIBIT B

                               Form of Global Release
                               ----------------------

                                     See attached


                                     EXHIBIT "B"

                               GLOBAL RELEASE AGREEMENT

               THIS  GLOBAL RELEASE AGREEMENT (this "Agreement") is entered into as of the 24th day of October, 1997, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor to Continental Bank N.A., the "Agent"), as agent for the several financing institutions (the "Banks") party to the Credit Agreement (as defined herein), AVONDALE INDUSTRIES, INC., a Louisiana Corporation (the "Company"), AVONDALE GULFPORT MARINE, INC., a Delaware corporation ("Gulfport"), AVONDALE TECHNICAL SERVICES, INC., a Louisiana corporation ("Technical"), CRAWFORD TECHNICAL SERVICES, INC., a Texas corporation ("Crawford"), GENCO INDUSTRIES, INC., a Texas corporation ("Genco"), AVONDALE PROPERTIES, INC., a Louisiana corporation ("Avondale Properties") and AVONDALE LAND MANAGEMENT COMPANY, a Louisiana general partnership ("Shipyard Partnership").

                           W  I  T  N  E  S  S  E  T  H  :

               WHEREAS, the Company, the Banks and the Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of January 28, 1997, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 14, 1997, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of April 30, 1997 and as further amended by that certain Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral, dated as of even date with this Agreement (as at any time amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

               WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement;

               WHEREAS, Gulfport, Technical, Crawford, Genco, Avondale Properties and Shipyard Partnership (each a "Subsidiary" and collectively the "Subsidiaries") each entered into a separate guarantee in favor of the Agent, as agent for the various financial institutions party to the Credit Agreement, guaranteeing certain obligations of the Company under the Credit Agreement (each a "Subsidiary Guarantee");

               WHEREAS, the Company executed that certain Security Agreement in favor of the Agent, as agent for the Banks, dated as of May 10, 1994 (the "Company Security Agreement"), pursuant to which the Company granted a security interest in certain collateral to secure the Obligations;

               WHEREAS, each Subsidiary executed a separate security agreement (each a "Subsidiary Security Agreement", and together with the Company Security Agreement, the "Security Agreements") in favor of the Agent, as agent for the Banks, pursuant to which each Subsidiary granted a security interest in certain collateral to secure the Obligations;

               WHEREAS, all of the requirements under Section 2.18(a) of the Credit Agreement as amended by the Third Amendment have been fulfilled, thereby allowing the Company to require the Agent to release the liens and other security securing the Obligations and the Company hereby directs that the Agent release such liens and security; and

               WHEREAS, the Agent has agreed to release all such liens and security in accordance with the terms hereof.

               NOW, THEREFORE, in consideration of the premises, and mutual covenants, agreements and understandings contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Termination and Release. The Agent, for itself and on behalf of the Banks, hereby terminates, releases and forever discharges the Company and each of the Subsidiaries from each of their respective Security Agreements and from any other pledge agreements, security interests, mortgages, assignments, liens and other security (but not the Subsidiary Guarantees) securing the Obligations (collectively, "Other Security Instruments") to the extent such Other Security Instruments secure the Obligations;

               2. Further Assurances. The Agent, for itself and on behalf of the Banks, agrees to execute any and all further documents necessary to achieve the purpose and intent of this Agreement, including without limitation any and all UCC termination instrument and any other instrument or document to release the liens and other security as contemplated herein and in Section 2.18(a) of the Credit Agreement.

               3. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instruments.

               4. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any jurisdiction.

               5. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Louisiana.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above-written.

                                        BANK OF AMERICA NATIONAL  TRUST AND
                                        SAVINGS ASSOCIATION, as Agent

                                        By:     /s/ Janice Hammond
                                             --------------------------
                                             Name:  Janice Hammond
                                             Title: Vice President
                                                    Agency Sepcialist

                                        AVONDALE INDUSTRIES, INC.

                                        By:     /s/ Eugene K. Simon, Jr.
                                             ---------------------------
                                             Name:  Eugene K. Simon, Jr.
                                             Title: Assistant Secretary

                                        AVONDALE GULFPORT MARINE, INC

                                        By:     /s/ Kenneth B. Dupont
                                             -------------------------
                                             Name:  Kenneth B. Dupont
                                             Title: President

                                        AVONDALE TECHNICAL SERVICES, INC.

                                        By:     /s/ Thomas M. Kitchen
                                             --------------------------
                                             Name:  Thomas M. Kitchen
                                             Title: President

                                        CRAWFORD TECHNICAL SERVICES, INC.

                                        By:     /s/ Joseph J. Jarvis III
                                             --------------------------
                                             Name:  Joseph J. Jarvis III
                                             Title: President

                                        GENCO INDUSTRIES, INC.

                                        By:      /s/ Kenneth B. Dupont
                                             ---------------------------
                                             Name:   Kenneth B. Dupont
                                             Title:  CEO

                                        AVONDALE PROPERTIES, INC.

                                        By:      /s/ Thomas M. Kitchen
                                             ---------------------------
                                             Name:   Thomas M. Kitchen
                                             Title:  V. P.

                                        AVONDALE LAND MANAGEMENT COMPANY

                                           By: Avondale Industries, Inc.
                                               a general partner


                                                By:  /s/ Thomas M. Kitchen
                                                     ---------------------
                                                Name:    Thomas M. Kitchen
                                                     ---------------------
                                                Title:   V. P.
                                                     ---------------------


                                           By:  Avondale Properties, Inc.
                                                a general partner


                                                By:  /s/ Thomas M. Kitchen
                                                     ---------------------
                                                Name:    Thomas M. Kitchen
                                                     ---------------------
                                                Title:   V. P.
                                                     ---------------------

                                       CONSENT


                  By  Subsidiary  Guarantee dated as of May 10, 1994 (the
             "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      AVONDALE GULFPORT MARINE, INC.



                                      By:    /s/ Kenneth B. Dupont
                                             ---------------------
                                      Name:      Kenneth B. Dupont
                                      Title:     President


             Dated  as  of  even  date  with the  above-referenced  Third
             Amendment.

                                       CONSENT


             By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      AVONDALE  TECHNICAL  SERVICES, INC.



                                      By:    /s/ Thomas M. Kitchen
                                             ---------------------
                                      Name:      Thomas M. Kitchen
                                      Title:     President

             Dated  as  of  even  date  with the  above-referenced Third
             Amendment.

                                       CONSENT


             By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      CRAWFORD  TECHNICAL  SERVICES, INC.



                                      By:    /s/ Joseph J. Jarvis, III
                                             -------------------------
                                      Name:      Joseph J. Jarvis, III
                                      Title:     President

             Dated  as  of  even  date  with the  above-referenced Third
             Amendment.

                                       CONSENT


             By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      GENCO INDUSTRIES, INC.



                                      By:    /s/ Kenneth B. Dupont
                                             ---------------------
                                      Name:      Kenneth B. Dupont
                                      Title:     Chief Executive Officer

             Dated  as  of  even  date with  the  above-referenced Third
             Amendment.

                                       CONSENT


             By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      AVONDALE PROPERTIES, INC.



                                      By:    /s/ Thomas M. Kitchen
                                             ---------------------
                                      Name:      Thomas M. Kitchen
                                      Title:     Vice President &
                                                 Secretary

             Dated  as  of  even  date with  the  above-referenced Third
             Amendment.

                                       CONSENT


             By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor (a) consents to the Company's execution of the foregoing Third Amendment to Amended and Restated Revolving Credit Agreement and Request for Release of Collateral (the "Third Amendment"), (b) consents to the release of collateral therein requested, and
             (c) acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                      AVONDALE LAND MANAGEMENT COMPANY,
                                      a Louisiana general partnership

                                      By:  Avondale Industries, Inc.,
                                           a general partner


                                      By:    /s/ Thomas M. Kitchen
                                             ---------------------
                                      Name:      Thomas M. Kitchen
                                      Title:     Vice President & CFO


                                      By:  Avondale Properties, Inc.,
                                           a general partner


                                      By:    /s/ Thomas M. Kitchen
                                             ---------------------
                                      Name:      Thomas M. Kitchen
                                      Title:     Vice President &
                                                 Secretary


             Dated  as  of  even  date  with the above-referenced Third
             Amendment.